Exhibit 99.2

BURR, PILGER & MAYER LLP

Accountants and Consultants

February 17, 2006

Securities and Exchange Commission

Mail Stop 11-3

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sir/Madams:

1.               We have read Item 4.01 of the Televideo, Inc.’s Form 8-K/A dated February 17, 2006, and agree with the statements in the first, second, third and fourth paragraphs.

Very truly yours,

/s/ Burr, Pilger & Mayer LLP
Burr, Pilger & Mayer LLP
Palo Alto, California

TWO PALO ALTO SQUARE, SUITE 250 • 3000 EL CAMINO REAL • PALO ALTO, CA 94306

TEL: 650 855-6800 • FAX: 650 855-6899 • WWW.BPMLLP.COM

MEMBER OF CPA ASSOCIATES INTERNATIONAL, INC.